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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 MARCH 25, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            PNC STUDENT LOAN TRUST I
             (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER 333-25433-01

           DELAWARE                                        36-4142114
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

       C/O THE FIRST NATIONAL BANK OF CHICAGO, AS ELIGIBLE LENDER TRUSTEE
                      ONE FIRST NATIONAL PLAZA, SUITE 0216
                             CHICAGO, ILLINOIS 60670
   (Address, including zip code, of Registrant's principal executive offices)

                                 (312) 407-1892
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

           On March 25, 1998, PNC Student Loan Trust I ("Trust") made its regular monthly distribution of funds to holders of the Trust's Class A-1 Student Loan Asset Backed Notes, Series 1997-2. The Noteholders' Statement, which was delivered to Bankers Trust Company, as Indenture Trustee for distribution to Noteholders of record, is filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PNC STUDENT LOAN TRUST I

                                              (Registrant)

           Date: March 25, 1998        By:    PNC Bank, National Association
                                                (not in its individual
                                                capacity but solely as
                                                Administrator)


                                              By:   /s/ Bryan W. Ridley
                                                    ----------------------------
                                                        Bryan W. Ridley
                                                        Senior Vice President

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                                  EXHIBIT INDEX

Exhibit
  No.                                     Description                                            Method of Filing
  ---                                     -----------                                            ----------------
 99        PNC Student Loan Trust I, Student Loan Asset Backed Notes, Series 1997-2,
           Noteholders' Statement for March 25, 1998 Distribution Date.                           Filed herewith.





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